UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 27, 2023

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2023, the Board of Directors (the “Board”) of S&P Global Inc. (the “Company”) approved and adopted amendments (the “Amendments”) to the Company’s Amended and Restated By-Laws (the “By-Laws”), effective as of September 27, 2023, to clarify and implement certain procedural and disclosure requirements for Company shareholders proposing director nominations for consideration at the Company’s annual or special meetings of shareholders in connection with the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Amendments also include other technical, clarifying and modernizing revisions.

The Amendments to the By-Laws include, but are not limited to, the following revisions to:
•Clarify certain procedural requirements with respect to director nominations related to the delivery of notices and the number of nominees that shareholders may nominate for election;
•Enhance the disclosure requirements for shareholder director nominations to include a requirement that the information is updated and supplemented to be accurate and timely;
•Require that any shareholder making director nominations pursuant to Rule 14a-19 provide a representation that such shareholder intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors and provide reasonable evidence of compliance with Rule 14a-19 upon request; and
•Require that shareholders making director nominations pursuant to Rule 14a-19 submit any questionnaires required of the Company’s director nominees to assess nominee qualifications and satisfaction of other requirements imposed by the Company’s Certificate of Incorporation, Corporate Governance Guidelines, By-Laws, and any law, rule, regulation or listing standard applicable to the Company.

This description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(3.1)    Amended and Restated By-Laws of S&P Global Inc., dated as of September 27, 2023.
(104)    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: October 2, 2023